                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 23, 2000


                    AMERICAN MANAGEMENT SYSTEMS, INCORPORATED
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


                     DELAWARE                                           0-9233                          54-0856778
----------------------------------------------------       ---------------------------------      -----------------------
  (State or other jurisdiction of incorporation)               (Commission File Number)               (IRS Employer
                                                                                                   Identification No.)

                4050 Legato Road
               Fairfax, Virginia                                                              22033
-------------------------------------------------                                         ---------------
    (Address of Principal Executive Offices)                                              (Zip Code)



                                 (703) 267-8000
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         Attached is a press release issued by the Registrant on August 23, 2000. The press release is incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN MANAGEMENT SYSTEMS, INCORPORATED


                                       By:    /s/ Nancy M. Yurek
                                              -------------------------------
                                              Nancy M. Yurek
                                              Controller

Date:  August 24, 2000

                                  EXHIBIT INDEX

Exhibit
Number                Description
--------              ------------

99.1                  Press Release, dated August 23, 2000